UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 26, 2024

Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Kansas Central, Inc.
(Exact Name of Registrant as Specified in Charter)

Kansas	001-03523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
818 South Kansas Avenue
Topeka, Kansas 66612
(Address of Principal Executive Offices, and Zip Code)
(785)
575-6300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Evergy Metro, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-51873	44-0308720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)
(816)
556-2200
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form
8-K
is provided by the following registrants: Evergy, Inc. (“Evergy”), Evergy Kansas Central, Inc. (“Evergy Kansas Central”) and Evergy Metro, Inc. (“Evergy Metro,” and collectively with Evergy and Evergy Kansas Central, the “Evergy Companies”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrants.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 26, 2024, Evergy announced that it has appointed W. Bryan Buckler to serve as Evergy’s Executive Vice President and Chief Financial Officer and designated him as the Evergy Companies’ Chief Financial Officer. Mr. Buckler will hold the same positions with Evergy Kansas Central and Evergy Metro, as well as with the other main utilities in the Evergy group. Mr. Buckler’s employment is expected to commence on October 1, 2024. In connection with the appointment of Mr. Buckler, Mr. Geoffrey T. Ley will reassume his prior positions of Vice President, Corporate Planning and Treasurer.
In connection with Mr. Buckler’s appointment, Evergy and Mr. Buckler entered into an offer letter that provides Mr. Buckler with a compensation package initially consisting of the following:

•
Mr. Buckler will receive an annual base salary of $660,000. Mr. Buckler will also participate in Evergy’s annual incentive plan, with an initial target award equal to 80% of his base salary, and in Evergy’s long-term incentive plan, with an initial target grant date award equal to 225% of his base salary.

•	To induce Mr. Buckler to accept the position and, in part, to replace compensation that Mr. Buckler is forfeiting by departing from his current employer, Mr. Buckler will receive:

•
Time-based restricted stock units (“RSUs”) with a grant date fair market value equal to $1.8 million, which units will vest in two equal installments on the first and second anniversaries of his start date, in accordance with Evergy’s standard time-based RSU agreement; and

•
Performance-based RSUs with a grant date fair market value equal to $1.2 million, which will vest according to Evergy’s standard performance-based RSU agreement and performance criteria outlined therein for the performance period from January 1, 2024 – December 31, 2026, with grant vesting processed on March 1, 2027.

•
Mr. Buckler will be eligible to enter into Evergy’s standard form of change-in-control
severance agreement (the “CIC Agreement”) and Executive Severance Plan (the “Severance Plan”), as amended from time to time, subject to the terms of the CIC Agreement and the Severance Plan, and be eligible to receive the severance benefits thereunder.

•
Mr. Buckler will also be reimbursed up to $100,000 for substantiated expenses related to housing in Kansas City and transportation to and from his primary residence and Kansas City from his employment start date to September 30, 2025. Mr. Buckler will also be eligible to participate in Evergy’s general benefit plans (e.g., 401(k) plan and health and welfare plans), as well as Evergy’s nonqualified deferred compensation plan.

Evergy also entered into an indemnification agreement with Mr. Buckler in the same form as has been entered into with other officers. The indemnification agreement provides indemnification to the extent allowed under Missouri law. Mr. Buckler will not receive any separate compensation for his services at Evergy’s subsidiaries.
Mr. Buckler, 51, joins Evergy from OGE Energy Corp., where he served as Chief Financial Officer since January 2021. Prior to joining OGE Energy Corp., Mr. Buckler served as Vice President of Investor Relations at Duke Energy Corporation. During his tenure at Duke Energy, Mr. Buckler also served as Director of Financial Planning and Analysis (2016 – 2019), Director of Regulated Accounting (2015 – 2016) and various leadership positions prior thereto, including assistant treasurer and accounting research roles. Mr. Buckler holds a bachelor’s degree from the University of Georgia. Mr. Buckler also completed leadership programs at the University of North Carolina – Chapel Hill and at University of California Berkeley.
There are no arrangements or understandings between Mr. Buckler and any other person pursuant to which he was selected as an officer, other than those set forth in the offer letter and as described above. In addition, there are no family relationships between Mr. Buckler and any director or executive officer of Evergy, and Mr. Buckler has not been party to any related person transactions with Evergy.
The foregoing summary of the offer letter is qualified in its entirety by reference to the full text of the offer letter that is attached as Exhibit 10.1 and is incorporated herein by reference. Additionally, a copy of the form of CIC Agreement, a copy of the Severance Plan and a copy of the form of indemnification agreement were previously filed as Exhibit 10.20 to Evergy’s Form
10-K
for the year ended December 31, 2023, as Exhibit 10.1 to Evergy’s Form
10-Q
for the quarter ended September 30, 2019 and as Exhibit 10.2 to Evergy’s Form
10-Q
for the quarter ended September 30, 2018, respectively.

Item 7.01	Regulation FD Disclosure
On August 26, 2024, Evergy issued a press release announcing the appointment of Mr. Buckler, as described above. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The information under this Item 7.01 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information under this Item 7.01 and in Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter, dated August 18, 2024.

99.1	Press Release issued by Evergy, Inc. on August 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Kansas Central, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary

Evergy Metro, Inc.

/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary
Date: August 26, 2024